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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                          Date of Report: JULY 21, 2008

                          ALLERGY RESEARCH GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

            FLORIDA                   000-27227                 13-3940486
 (State or Other Jurisdiction      (Commission File          (I.R.S. Employer
       of Incorporation)               Number)            Identification Number)

                              2300 NORTH LOOP ROAD
                                ALAMEDA, CA 94502
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 545-9960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02         Election of Directors

         On July 21, 2008, the Board of Directors elected Paul R. Porreca to serve as a member of the Board of Directors of Allergy Research Group, Inc. (the "Company") until the earlier of the next annual shareholders meeting or his resignation. Mr. Porreca qualifies as an independent member of our Board of Directors pursuant to FINRA Rule 4200(A)(14), the standard employed by the Company to determine independence. At this time, the Company has not established nominating, compensation or audit committees. It is anticipated that Judge Porreca will serve on other, special committees of the board as needed.

         Judge Porreca, age 73, has owned and operated a horse farm located in Millville, New Jersey for the past 25 years. He is an attorney and retired judge with a long history of public service. He is a retired Presiding Judge of the New Jersey Superior Court, where he served from 1974 to 1995, during which time he was assigned to the family, civil, chancery and criminal courts in Cumberland County, served as Criminal Presiding Judge and Acting Assignment Judge, Chair of the State Conference of Criminal Presiding Judges and a representative of the Chief Justice to the Governor's Sentencing Policy Commission. Judge Porreca authored the 1995 comprehensive revision of the New Jersey Criminal Practice Rules and chaired the Criminal Practice subcommittee that recommended adoption to the full committee and, ultimately, the New Jersey Supreme Court. As Chancery Judge for Cumberland County, Judge Porreca presided over a wide variety of matters, including trials involving complex business transactions and dissolutions. As Chair of the Conference of Criminal Presiding Judges, he was responsible for implementation of those Rules and the Operating Standards and organized and conducted training sessions in every vicinage for judges, lawyers and staff.

         Prior to his service on the court, Judge Porreca engaged in private practice from 1958 to 1974 with the firm of Rogovoy, Porreca & Okoniewski, and also served as Assistant Prosecutor for Cumberland County, New Jersey. In his private practice, Judge Porreca specialized in the areas of chancery, prerogative writ and matrimonial litigation. He made frequent appearances in the trial courts and appeared before the Appellate Division and the Supreme Court. In addition, Judge Porreca has served as an arbitrator for the American Arbitration Association, served on Millville City Commissioner & Member Planning Board from 1961 to 1969, and has held positions as Director of Parks and Public Property, Director of Revenue and Finance, Board of Trustees of Cumberland County College, member of the Board of Trustees of Millville Hospital and President of the Cumberland County Bar Association.

         Judge Porreca graduated with a Bachelor of Science and Economics from Villanova University in 1956 and received his LLB from Georgetown University in 1958. He has also acted as an instructor and/or adjunct professor for New Jersey College, the National Center of State Courts and the National Judicial College and Stockton College. Judge Porreca is the author of HANDBOOK FOR NEW JERSEY CRIMINAL COURT JUDGES, and an article entitled THE ENERGIZER published in THE JUDGE'S JOURNAL.

Item 8.01.        Other Events

         It has come to the attention of the Company that certain beneficial ownership information reported under Item 11 in the Company's annual reports on Form 10-KSB for the periods ended December 31, 2007 and 2006 inadvertently overstated the share ownership of its Chief Executive Officer and Chief Financial Officer, Stephen Levine, and its Vice-President and Secretary, Susan Levines, who jointly owned 9,863,250 shares of the Company's outstanding common stock for the periods presented. In the opinion of the Company's management, the overstatement of the share ownership of the Levines had no material impact on the remainder of the content of those reports.

         The following table provides information as of December 31, 2007 concerning the beneficial ownership of our common stock by (i) each director,
(ii) each named executive officer, (iii) each shareholder known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, and
(iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.


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

------------------------------ ----------------------------------- ---------------------------- --------------------
                                 Name and Address of Beneficial       Amount and Nature of          Percent of
Title of Class                               Owner                    Beneficial Ownership          Class(1)(2)
------------------------------ ----------------------------------- ---------------------------- --------------------
$.001 par value common stock   Stephen A. Levine, Ph.D.
                               2300 North Loop Road                               9,863,250(4)        68%(3)
                               Alameda, CA 94502

$.001 par value common stock   Susan D. Levine
                               2300 North Loop Road                               9,863,250(4)        68%(3)
                               Alameda, CA 94502

$.001 par value common stock   Manfred Salomon                                       99,750(5)          .7%
                               2300 North Loop Road
                               Alameda, CA  94502

$.001 par value common stock   Officers and Directors as a group
                                                                                   9,963,000            69%

(1) Where persons listed on this table have the right to obtain additional shares of Common Stock through the exercise of outstanding options or warrants or the conversion of convertible securities within 60 days from December 31, 2007, these additional shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such persons, but are not deemed outstanding for the purpose of computing the percentage owned by any other person or the group.

(2) Percentages are based on 14,463,805 shares outstanding on December 31, 2007.

(3) Represents shares held jointly with the Company's Secretary, Susan D. Levine, and Chief Executive Officer, Dr. Stephen A. Levine, as community property or in trust for themselves and their children.

(4) Includes 9,863,250 shares held jointly by our Chief Executive Officer, Dr. Stephen A. Levine, and our Secretary, Susan D. Levine in trust for themselves and their children.

(5) Includes options to purchase 98,250 shares of common stock at an exercise price of $.40 per share which are fully vested.

         Please note that the foregoing table is presented as of December 31, 2007 and does not reflect the exercise of employee stock options in May 2008, which resulted in the issuance of 249,250 treasury shares (adjusted for 5,000 cancelled options) to option holders, including 98,250 shares issued to Mr. Salomon on the exercise of the option reflected in note 5 of the table or the repurchase of 46,855 shares from an unrelated shareholder in February 2008, as reported in our quarterly report for the period ended March 31, 2008 filed on May 13, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 24, 2008.
                                              ALLERGY RESEARCH GROUP, INC.



                                              By:  /s/ Stephen Levine
                                                  ----------------------------
                                                  Stephen Levine
                                                  Chief Executive Officer and
                                                  Chief Financial Officer